SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549




                                  FORM 8-K



                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report                                           April 4, 1997
   Date of earliest event reported                      December 17, 1996




                     CORNERSTONE PROPANE PARTNERS, L.P.
             (Exact Name of Registrant as Specified in Charter)


               Delaware                 1-12499           77-0439862
           (State or other          Commission File     (IRS Employer
    jurisdiction of incorporation)       Number      Identification No.)

         432 Westridge Drive
           Watsonville, CA                                  95076
   (Address of principal executive                        (Zip Code)
               offices)


                               (408) 724-1921
            (Registrant's telephone number, including area code)

   Item 5.   Other Events.

             On December 17, 1996, Cornerstone Propane Partners, L.P., a Delaware limited partnership (the "registrant" or the "Partnership") issued 9,821,000 common units representing limited partner interests in the Partnership, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement No. 333-13879). In addition, Cornerstone Propane, L.P., the Partnership's operating subsidiary (the "Operating Subsidiary"), issued $220 million aggregate principal amount of Senior Secured Notes due 2010 to certain institutional investors in a private placement and entered into a $125 million bank credit facility, consisting of a $50 million working capital facility and a $75 million revolving credit facility.

             The Partnership was formed to acquire, own and operate the propane businesses and assets (the "Combined Operations") of SYN Inc., Empire Energy Corporation, Myers Propane Gas Company and CGI Holdings, Inc. Cornerstone Propane GP, Inc. is the Managing General Partner.
   In connection with the public offering, the registrant and the Operating Partnership amended and restated their respective Agreements of Limited Partnership and entered into a series of transactions which resulted in the Operating Partnership owning all of the businesses and assets of the Combined Operations. The Managing General Partner entered into Employment Agreements with certain executive officers and the Partnership adopted a Restricted Unit Plan.

             Each of the Underwriting Agreement, the Partnership
   Agreement, the Operating Partnership Agreement, the Credit Agreement, the Note Purchase Agreement, the Contribution, Conveyance and
   Assumption Agreement, the Restricted Unit Plan and the Form of Amended and Restated Employment Agreement are filed herewith as Exhibits and are hereby incorporated by reference herein.

   Item 7.   Financial Statements, Pro Forma Financial Information and
             Exhibits.

        (c)  Exhibits

             The following exhibits are filed herewith:



   Exhibit
   Number    Description
   ========  ============================================================

   1.1 Underwriting Agreement, dated December 11, 1996 by and among Cornerstone Propane Partners, L.P., Cornerstone Propane, L.P., Cornerstone Propane GP, Inc., SYN Inc. and Morgan Stanley & Co. Incorporated, as Representative of the
             Underwriters

   3.1 Amended and Restated Agreement of Limited Partnership of Cornerstone Propane Partners, L.P., dated as of December 17, 1996, by and among Cornerstone Propane GP, Inc., a

             California corporation, as the Managing General Partner, SYN Inc., a Delaware corporation, as Special General Partner, together with any other Persons who become Partners in the Partnership or parties thereto as provided therein

   3.2 Amended and Restated Agreement of Limited Partnership of Cornerstone Propane, L.P. dated as of December 17, 1996, by and among Cornerstone Propane GP, Inc., a California corporation, as the Managing General Partner, SYN Inc., a Delaware corporation, as Special General Partner, together with any other Persons who become Partners in the Partnership or parties thereto as provided therein

   10.1 Credit Agreement dated December 17, 1996, among Cornerstone Propane, L.P., as the Borrower, and Various Financial Institutions, as the Lenders, and Bank of America National Trust and Savings Association, as Agent for the Lenders

   10.2 Note Purchase Agreement dated December 17, 1996, among Cornerstone Propane, L.P. and certain investors

   10.3 Contribution, Conveyance and Assumption Agreement dated as of December 17, 1996, among Cornerstone Propane Partners, L.P., Cornerstone Propane, L.P., Cornerstone Propane GP, Inc., Empire Energy SC Corporation and SYN Inc.

   10.4      1996 Cornerstone Propane Partners, L.P. Restricted Unit Plan

   10.5 Form of Amended and Restated Employment Agreement for Messrs. Baxter, Kittrell, Goedde and DiCosimo

                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CORNERSTONE PROPANE PARTNERS, L.P.
                                 (Registrant)


                                 By:       Cornerstone Propane GP, Inc.,
                                           Managing General Partner

                                 By:       /s/ Ronald J. Goedde
                                           ------------------------------

                                 Name:          Ronald J. Goedde

                                 Title:    Executive Vice President,
                                           Chief Financial Officer
                                           and Treasurer

   Date:     April 4, 1997

                                EXHIBIT INDEX


   Exhibit
   Number    Description
   ========  ============================================================

   1.1 Underwriting Agreement, dated December 11, 1996 by and among Cornerstone Propane Partners, L.P., Cornerstone Propane, L.P., Cornerstone Propane GP, Inc., SYN Inc. and Morgan Stanley & Co. Incorporated, as Representative of the
             Underwriters

   3.1 Amended and Restated Agreement of Limited Partnership of Cornerstone Propane Partners, L.P., dated as of December 17, 1996, by and among Cornerstone Propane GP, Inc., a California corporation, as the Managing General Partner, SYN Inc., a Delaware corporation, as Special General Partner, together with any other Persons who become Partners in the Partnership or parties thereto as provided therein

   3.2 Amended and Restated Agreement of Limited Partnership of Cornerstone Propane, L.P. dated as of December 17, 1996, by and among Cornerstone Propane GP, Inc., a California corporation, as the Managing General Partner, SYN Inc., a Delaware corporation, as Special General Partner, together with any other Persons who become Partners in the Partnership or parties thereto as provided therein

   10.1 Credit Agreement dated December 17, 1996, among Cornerstone Propane, L.P., as the Borrower, and Various Financial Institutions, as the Lenders, and Bank of America National Trust and Savings Association, as Agent for the Lenders

   10.2 Note Purchase Agreement dated December 17, 1996, among Cornerstone Propane, L.P. and certain investors

   10.3 Contribution, Conveyance and Assumption Agreement dated as of December 17, 1996, among Cornerstone Propane Partners, L.P., Cornerstone Propane, L.P., Cornerstone Propane GP, Inc., Empire Energy SC Corporation and SYN Inc.

   10.4      1996 Cornerstone Propane Partners, L.P. Restricted Unit Plan

   10.5 Form of Amended and Restated Employment Agreement for Messrs. Baxter, Kittrell, Goedde and DiCosimo